Subsequent Event	12 Months Ended
Dec. 31, 2014
Subsequent Event
(33)	SUBSEQUENT EVENT

(a)	Increase of Authorized Share Capital

On January 22, 2015, the Extraordinary General Meeting of the Company approved an amendment to the Company’s memorandum of association to increase its authorized share capital to US$500,000, or 5,000,000,000 shares.

(b)	Conclusion of provisional liquidation

On April 7, 2015, the Grand Court of the Cayman Islands ordered that, effective on April 21, 2015, the Company’s winding-up petition of February 21, 2014 was dismissed. By this court order, LDK’s provisional liquidation was completed on April 21, 2015.

(c)	Issuance of Ordinary Shares under the Note due 2018

From April 1, 2015 to May 11, 2015, holders of an aggregated amount of US$4,030 of the Notes Due 2018 issued conversion notice to the Company. The Company issued 26,062,672 ordinary shares to settle such debt amount.